Schedule of Investments PIMCO Corporate & Income Strategy Fund	September 30, 2023 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 126.0% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 37.5%
American Airlines, Inc. 10.338% due 04/20/2028		$1,995	$2,059
Amsurg
TBD% due 04/28/2028 «		17,642	13,349
16.394% due 04/29/2027		6,938	8,274
AP Core Holdings LLC 10.931% due 09/01/2027		12,307	12,030
BDO U.S.A. PC TBD% due 08/31/2028 «		2,449	2,400
Carnival Corp. 7.608% (EUR001M + 3.750%) due 06/30/2025 ~	EUR	2,147	2,280
Diamond Sports Group LLC TBD% - 15.412% due 05/25/2026		$11,896	6,186
DirecTV Financing LLC 10.431% due 08/02/2027		1,988	1,947
Finastra U.S.A., Inc.
5.000% - 12.627% due 09/13/2029 «µ		103	102
5.000% - 12.627% due 09/13/2029 «		997	979
Forbes Energy Services LLC TBD% due 12/31/2023 «		167	0
Forward Air Corp. TBD% due 09/20/2030		2,600	2,544
Gateway Casinos & Entertainment Ltd.
13.496% due 10/15/2027		5,687	5,708
13.498% due 10/18/2027	CAD	3,412	2,521
Incora TBD% - 13.917% due 03/01/2024 «		$4,726	4,885
Intelsat Jackson Holdings SA 9.772% due 02/01/2029		3,054	3,051
Ivanti Software, Inc. 9.758% due 12/01/2027		11,043	9,587
Lealand Finance Co. BV 8.431% due 06/28/2024 «		75	54
Lealand Finance Co. BV (6.431% Cash and 3.000% PIK) 9.431% due 06/30/2025 (c)		372	207
Lifepoint Health, Inc. TBD% due 11/16/2028		700	679
Magenta Buyer LLC 10.631% due 07/27/2028		1,000	749
Market Bidco Ltd. 10.144% due 11/04/2027	GBP	8,839	10,471
MPH Acquisition Holdings LLC 9.916% (LIBOR03M + 4.250%) due 09/01/2028 ~		$8,365	7,905
Oi SA
TBD% - 14.000% due 09/07/2024 µ		4,818	4,818
1.750% (LIBOR06M + 1.750%) due 02/26/2035 ~		7,419	507
Poseidon Bidco SASU 9.205% - 9.222% (EUR003M + 5.250%) due 07/25/2028 ~	EUR	5,900	6,253
Promotora de Informaciones SA 8.905% (EUR003M + 5.220%) due 12/31/2026 ~		15,591	15,769
Promotora de Informaciones SA (6.655% Cash and 5.000% PIK) 11.655% (EUR003M + 2.970%) due 06/30/2027 «~(c)		1,227	1,180
PUG LLC
8.931% - 9.681% due 02/12/2027		$8,335	7,892
8.931% - 9.681% due 02/12/2027 «		366	349
Rising Tide Holdings, Inc. 1.000% due 06/01/2026		747	721
SCUR-Alpha 1503 GmbH
9.214% (EUR003M + 5.500%) due 03/29/2030 ~	EUR	1,900	1,892
10.869% due 03/29/2030		$2,985	2,786
Steenbok Lux Finco 2 SARL 10.000% due 06/30/2026	EUR	12,945	6,187
Syneos TBD% due 09/19/2030		$2,600	2,546
Syniverse Holdings, Inc. 12.390% due 05/13/2027		15,476	13,715
Team Health Holdings, Inc. 8.181% (LIBOR01M + 2.750%) due 02/06/2024 ~		11,892	11,645
Telemar Norte Leste SA
1.750% due 02/26/2035		377	26
1.750% (LIBOR06M + 1.750%) due 02/26/2035 ~		5,740	393
TransDigm, Inc. 8.640% due 08/24/2028		12	12

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2023 (Unaudited)

U.S. Renal Care, Inc. 10.607% due 06/20/2028		16,838	11,281
Veritas U.S., Inc. 10.431% due 09/01/2025		13,000	11,339
Westmoreland Mining Holdings LLC 8.000% due 03/15/2029		2,020	1,515
Windstream Services LLC
9.416% due 02/23/2027		5,480	5,425
11.666% due 09/21/2027		2,404	2,323

Total Loan Participations and Assignments (Cost $224,264)			206,541

CORPORATE BONDS & NOTES 34.8%
BANKING & FINANCE 10.5%
Agps Bondco PLC
4.625% due 01/14/2026 ^(d)	EUR	3,700	1,638
5.000% due 04/27/2027 ^(d)		2,300	840
5.500% due 11/13/2026 ^(d)		200	85
Armor Holdco, Inc. 8.500% due 11/15/2029 (l)		$3,400	2,963
Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026 (l)	EUR	1,000	948
2.625% due 04/28/2025 (l)		7,369	7,316
7.677% due 01/18/2028 •		600	568
8.000% due 01/22/2030 •(l)		2,296	2,310
8.500% due 09/10/2030 •		2,300	2,313
10.500% due 07/23/2029 (l)		2,167	2,314
Banco de Credito del Peru SA 4.650% due 09/17/2024	PEN	700	178
Barclays PLC
6.224% due 05/09/2034 •(l)		$1,100	1,043
6.490% due 09/13/2029 •		300	298
6.692% due 09/13/2034 •		600	586
7.437% due 11/02/2033 •(l)		1,708	1,755
BOI Finance BV 7.500% due 02/16/2027 (l)	EUR	2,600	2,336
CaixaBank SA 6.840% due 09/13/2034 •		$400	392
Corsair International Ltd. 8.802% due 01/28/2027 •	EUR	1,000	1,049
Cosaint Re Pte. Ltd. 15.286% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		$700	609
Credit Suisse AG AT1 Claim ^		1,150	121
GSPA Monetization Trust 6.422% due 10/09/2029		2,447	2,322
Hestia Re Ltd. 14.946% (T-BILL 1MO + 9.500%) due 04/22/2025 ~		704	687
Park Aerospace Holdings Ltd. 5.500% due 02/15/2024		6	6
Sanders Re Ltd. 17.196% (T-BILL 3MO + 11.750%) due 04/09/2029 ~		1,207	953
Societe Generale SA 6.446% due 01/10/2029 •(l)		1,000	989
SVB Financial Group
1.800% due 02/02/2031 ^(d)		1,149	695
2.100% due 05/15/2028 ^(d)		200	125
3.125% due 06/05/2030 ^(d)		200	123
3.500% due 01/29/2025 ^(d)		100	66
4.345% due 04/29/2028 ^(d)		500	322
4.570% due 04/29/2033 ^(d)		1,500	949
UBS Group AG
6.246% due 09/22/2029 •		1,800	1,782
6.442% due 08/11/2028 •(l)		600	600
Uniti Group LP
4.750% due 04/15/2028 (l)		2,200	1,799
6.000% due 01/15/2030 (l)		7,721	4,914
6.500% due 02/15/2029 (l)		2,600	1,706
VICI Properties LP
3.875% due 02/15/2029 (l)		5,800	5,018
5.750% due 02/01/2027		700	678
Voyager Aviation Holdings LLC 8.500% due 05/09/2026 ^«(d)		7,150	3,888
Yosemite Re Ltd. 15.424% (T-BILL 3MO + 9.978%) due 06/06/2025 ~		660	688

			57,972

INDUSTRIALS 21.0%
Altice Financing SA 5.750% due 08/15/2029 (l)		1,025	841
Altice France Holding SA 10.500% due 05/15/2027		4,500	2,813

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2023 (Unaudited)

BAT Capital Corp.
7.079% due 08/02/2043		700	672
7.081% due 08/02/2053		800	757
Carvana Co. (12.000% PIK) 12.000% due 12/01/2028 (c)		493	388
Carvana Co. (13.000% PIK) 13.000% due 06/01/2030 (c)		1,240	969
Carvana Co. (14.000% PIK) 14.000% due 06/01/2031 (c)		1,777	1,393
CDW LLC 3.569% due 12/01/2031		800	660
CGG SA
7.750% due 04/01/2027 (l)	EUR	2,250	2,139
7.750% due 04/01/2027		300	285
8.750% due 04/01/2027 (l)		$6,964	6,238
Citgo Petroleum Corp. 8.375% due 01/15/2029 (l)		2,000	1,999
CVS Pass-Through Trust 7.507% due 01/10/2032 (l)		550	564
DISH DBS Corp.
5.250% due 12/01/2026 (l)		3,700	3,151
5.750% due 12/01/2028 (l)		5,720	4,408
Exela Intermediate LLC (11.500% PIK) 11.500% due 04/15/2026 (c)		72	13
Ford Motor Co. 7.700% due 05/15/2097 (l)		4,915	4,797
Forward Air Corp. 9.500% due 10/15/2031 (b)		2,000	2,000
HCA, Inc. 7.500% due 11/15/2095 (l)		1,200	1,259
Intelsat Jackson Holdings SA 6.500% due 03/15/2030 (l)		12,686	11,282
Inter Media & Communication SpA 6.750% due 02/09/2027 (l)	EUR	2,600	2,639
Market Bidco Finco PLC 4.750% due 11/04/2027 (l)		700	640
New Albertsons LP 6.570% due 02/23/2028 (l)		$5,600	5,371
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (l)		11,300	9,752
Odebrecht Oil & Gas Finance Ltd. 0.000% due 10/30/2023 (g)(i)		753	18
Olympus Water U.S. Holding Corp. 5.375% due 10/01/2029 (l)	EUR	2,400	1,902
Prime Healthcare Services, Inc. 7.250% due 11/01/2025 (l)		$1,315	1,218
Russian Railways Via RZD Capital PLC 7.487% due 03/25/2031 ^(d)	GBP	1,000	957
Santos Finance Ltd. 6.875% due 09/19/2033		$400	392
Sitio Royalties Operating Partnership LP 7.875% due 11/01/2028 (b)		900	903
Times Square Hotel Trust 8.528% due 08/01/2026		685	677
Topaz Solar Farms LLC
4.875% due 09/30/2039 (l)		1,873	1,693
5.750% due 09/30/2039 (l)		7,790	7,207
Transocean Aquila Ltd. 8.000% due 09/30/2028 (b)		500	500
U.S. Renal Care, Inc. 10.625% due 06/28/2028		842	564
Valaris Ltd. 8.375% due 04/30/2030 (l)		1,566	1,569
Vale SA 1.641% due 12/29/2049 ~(i)	BRL	90,000	5,598
Venture Global Calcasieu Pass LLC
3.875% due 08/15/2029		$300	253
4.125% due 08/15/2031		100	82
Veritas U.S., Inc. 7.500% due 09/01/2025 (l)		3,610	3,022
Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK) 10.500% due 11/15/2026 ^(c)(d)		19,281	17,546
Windstream Escrow LLC 7.750% due 08/15/2028 (l)		8,500	6,767

			115,898

UTILITIES 3.3%
FORESEA Holding SA 7.500% due 06/15/2030		782	736
Mountain States Telephone & Telegraph Co. 7.375% due 05/01/2030		3,600	2,121
NGD Holdings BV 6.750% due 12/31/2026		377	271
Oi SA 10.000% due 07/27/2025 ^(d)		24,519	1,678

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2023 (Unaudited)

Pacific Gas & Electric Co.
3.750% due 08/15/2042	22	14
4.000% due 12/01/2046	7	4
4.200% due 03/01/2029 (l)	1,500	1,327
4.250% due 03/15/2046 (l)	850	564
4.450% due 04/15/2042 (l)	213	153
4.500% due 12/15/2041 (l)	275	189
4.750% due 02/15/2044 (l)	2,440	1,806
4.950% due 07/01/2050 (l)	3,090	2,307
Peru LNG SRL 5.375% due 03/22/2030 (l)	6,860	5,393
Vistra Operations Co. LLC 6.950% due 10/15/2033	1,500	1,473

		18,036

Total Corporate Bonds & Notes (Cost $236,785)		191,906

CONVERTIBLE BONDS & NOTES 0.4%
INDUSTRIALS 0.4%
DISH Network Corp. 3.375% due 08/15/2026	3,400	2,060

Total Convertible Bonds & Notes (Cost $3,400)		2,060

MUNICIPAL BONDS & NOTES 2.3%
CALIFORNIA 0.1%
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021 3.000% due 06/01/2046	475	432

ILLINOIS 0.0%
Illinois State General Obligation Bonds, (BABs), Series 2010 7.350% due 07/01/2035	17	18

PUERTO RICO 1.6%
Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	1,227	638
0.000% due 11/01/2051	17,369	7,921

		8,559

WEST VIRGINIA 0.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (g)	44,400	3,504

Total Municipal Bonds & Notes (Cost $12,722)		12,513

U.S. GOVERNMENT AGENCIES 2.0%
Fannie Mae
3.000% due 02/25/2043 - 06/25/2050 (a)(l)	14,594	2,220
11.179% due 07/25/2029 •	1,150	1,294
Freddie Mac
3.500% due 05/25/2050 (a)(l)	1,719	352
6.156% due 11/25/2055 «~	7,617	4,436
12.979% due 12/25/2027 •	2,861	3,020

Total U.S. Government Agencies (Cost $16,083)		11,322

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.9%
Banc of America Funding Trust 6.000% due 07/25/2037 ^	159	125
Banc of America Mortgage Trust 6.000% due 03/25/2037 ^	117	91
BCAP LLC Trust
3.549% due 03/27/2036 ~	1,348	952
3.619% due 08/28/2037 ~	1,225	1,205
4.534% due 03/26/2037 þ	622	876
Bear Stearns ALT-A Trust
3.913% due 11/25/2035 ^~	1,991	1,725
4.074% due 09/25/2047 ^~	3,607	1,776
4.216% due 08/25/2036 ^~	550	278
4.491% due 11/25/2036 ^~	2,373	1,223
4.714% due 09/25/2035 ^~	224	123
5.934% due 01/25/2036 ^•	419	374
Bear Stearns Mortgage Funding Trust 7.500% due 08/25/2036 þ	66	65
CALI Mortgage Trust 3.957% due 03/10/2039	2,900	2,216
CD Mortgage Trust 5.688% due 10/15/2048	314	274

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2023 (Unaudited)

Chase Mortgage Finance Trust
4.028% due 12/25/2035 ^«~		4	3
6.000% due 07/25/2037 ^		523	236
Citigroup Mortgage Loan Trust 4.197% due 04/25/2037 ^~		90	76
Colony Mortgage Capital Ltd. 7.468% due 11/15/2038 •		1,500	1,388
Commercial Mortgage Loan Trust 6.809% due 12/10/2049 ~		393	52
Countrywide Alternative Loan Resecuritization Trust 6.000% due 08/25/2037 ^~		688	392
Countrywide Alternative Loan Trust
5.500% due 03/25/2035		196	85
5.750% due 01/25/2035		121	113
5.750% due 02/25/2035		182	124
5.750% due 03/25/2037 ^		387	208
6.000% due 02/25/2035		621	453
6.000% due 04/25/2036		696	334
6.000% due 02/25/2037 ^		3,882	1,564
6.000% due 04/25/2037 ^		702	328
6.250% due 12/25/2036 ^•		1,016	455
6.500% due 08/25/2036 ^		370	118
Countrywide Home Loan Mortgage Pass-Through Trust
3.965% due 09/20/2036 ^~		121	104
6.000% due 07/25/2037		1,085	456
Credit Suisse Mortgage Capital Certificates 4.635% due 10/26/2036 ~		5,263	4,353
DBGS Mortgage Trust 7.747% due 10/15/2036 •		2,270	1,388
GS Mortgage Securities Corp. Trust
4.744% due 10/10/2032 ~		4,600	4,255
8.733% due 08/15/2039 •		950	950
GSR Mortgage Loan Trust
4.271% due 08/25/2034 «~		216	191
6.000% due 02/25/2036 ^		1,277	548
HarborView Mortgage Loan Trust
4.084% due 06/19/2036 ^~		3,572	1,641
5.922% due 01/19/2036 ^•		391	376
Hilton USA Trust 2.828% due 11/05/2035		800	636
IndyMac IMSC Mortgage Loan Trust 6.500% due 07/25/2037 ^		3,335	1,056
Jackson Park Trust 3.350% due 10/14/2039 ~		1,272	895
Jefferies Resecuritization Trust 6.000% due 05/26/2036		6,794	2,926
JP Morgan Alternative Loan Trust
3.970% due 03/25/2037 ^~		681	613
6.000% due 12/25/2035 ^		796	532
JP Morgan Chase Commercial Mortgage Securities Trust
7.196% due 12/15/2036 •		850	293
7.946% due 12/15/2036 •		1,930	391
JP Morgan Mortgage Trust
4.137% due 02/25/2036 ^~		914	661
4.363% due 01/25/2037 ^~		201	175
4.495% due 04/25/2037 «~		3	2
Lehman Mortgage Trust 6.000% due 07/25/2037 ^«		32	28
Lehman XS Trust 5.874% due 06/25/2047 •		866	761
MASTR Alternative Loan Trust 6.750% due 07/25/2036		1,447	518
Merrill Lynch Mortgage Investors Trust 3.716% due 03/25/2036 ^~		414	230
Natixis Commercial Mortgage Securities Trust 3.917% due 11/15/2032 ~		2,806	2,206
New Orleans Hotel Trust 6.969% due 04/15/2032 •		800	753
Residential Accredit Loans, Inc. Trust
1.828% due 12/26/2034 ^~		813	308
5.894% due 05/25/2037 ^«•		80	67
6.000% due 08/25/2036 ^		139	112
Residential Asset Securitization Trust
6.000% due 11/25/2036 ^		2,383	826
6.250% due 09/25/2037 ^		2,395	981
Residential Funding Mortgage Securities, Inc. Trust
4.572% due 02/25/2037 ~		734	504
6.500% due 03/25/2032 «		77	72
Sequoia Mortgage Trust
3.694% due 07/20/2037 ^~		216	168
4.050% due 02/20/2047 ~		124	100
SG Commercial Mortgage Securities Trust 2.937% due 03/15/2037		1,200	1,084
Stratton Mortgage Funding PLC 8.159% due 07/20/2060 •	GBP	3,471	4,201

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2023 (Unaudited)

Structured Adjustable Rate Mortgage Loan Trust
4.494% due 01/25/2036 ^~		$1,209	627
4.570% due 07/25/2035 ^~		278	235
4.606% due 11/25/2036 ^~		1,039	856
SunTrust Adjustable Rate Mortgage Loan Trust
4.061% due 02/25/2037 ^~		79	66
4.152% due 04/25/2037 ^~		148	90
WaMu Mortgage Pass-Through Certificates Trust
3.705% due 02/25/2037 ^~		242	200
3.770% due 07/25/2037 ^~		204	169
3.873% due 10/25/2036 ^~		915	788
4.554% due 07/25/2037 ^~		441	403
Washington Mutual Mortgage Pass-Through Certificates Trust
5.466% due 05/25/2047 ^«•		59	8
6.000% due 10/25/2035 ^		917	663
WSTN Trust
7.958% due 07/05/2037 ~		1,300	1,290
8.748% due 07/05/2037 ~		1,300	1,290
10.174% due 07/05/2037 ~		1,100	1,096

Total Non-Agency Mortgage-Backed Securities (Cost $74,714)			60,374

ASSET-BACKED SECURITIES 10.9%
ACE Securities Corp. Home Equity Loan Trust 6.019% due 02/25/2036 •		24,164	19,500
Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	1,800	615
Apidos CLO 0.000% due 01/20/2031 ~		$4,500	1,469
Argent Securities Trust 5.814% due 03/25/2036 •		2,990	1,631
Avoca CLO DAC 0.000% due 04/15/2034 ~	EUR	1,600	1,024
Bear Stearns Asset-Backed Securities Trust
4.689% due 10/25/2036 ^•		$1,714	2,591
6.500% due 10/25/2036 ^		340	147
Belle Haven ABS CDO Ltd. 5.780% due 07/05/2046 •		175,347	18
Carlyle U.S. CLO Ltd. 0.000% due 07/20/2029 ~		1,895	359
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,300	510
0.000% due 10/22/2031 ~		1,500	294
Citigroup Mortgage Loan Trust 5.754% due 12/25/2036 •		1,269	712
First Franklin Mortgage Loan Trust
6.379% due 09/25/2035 •		3,443	2,986
6.409% due 05/25/2036 •		6,611	5,857
Home Equity Mortgage Loan Asset-Backed Trust 5.594% due 07/25/2037 •		7,664	4,139
JP Morgan Mortgage Acquisition Trust 4.455% due 10/25/2030 ^þ		3,431	1,825
Lehman XS Trust 5.670% due 08/25/2035 ^«þ		16	16
LNR CDO Ltd. 5.713% due 02/28/2043 •		1,558	17
Marlette Funding Trust 0.000% due 09/17/2029 «(g)		7	342
Merrill Lynch Mortgage Investors Trust 5.754% due 04/25/2037 •		370	176
Morgan Stanley ABS Capital, Inc. Trust 5.734% due 06/25/2036 •		251	213
Morgan Stanley Mortgage Loan Trust 6.250% due 02/25/2037 ^~		389	213
Pagaya AI Debt Selection Trust 8.491% due 06/16/2031		2,200	2,206
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 7.204% due 10/25/2034 •		573	536
Residential Asset Mortgage Products Trust 6.634% due 01/25/2035 ^•		1,849	1,700
SLM Student Loan EDC Repackaging Trust 0.000% due 10/28/2029 «(g)		3	1,524
SLM Student Loan Trust 0.000% due 01/25/2042 «(g)		4	869
SMB Private Education Loan Trust
0.000% due 09/18/2046 «(g)		1	398
0.000% due 10/15/2048 «(g)		1	306
SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (g)		4,300	399
0.000% due 07/25/2040 «(g)		21	219
0.000% due 09/25/2040 «(g)		1,718	209
South Coast Funding Ltd. 6.227% due 08/10/2038 •		9,503	652
Taberna Preferred Funding Ltd.
6.000% due 07/05/2035 •		1,885	1,715
6.011% due 08/05/2036 •		262	236

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2023 (Unaudited)

6.011% due 08/05/2036 ^•		4,845	4,361

Total Asset-Backed Securities (Cost $81,850)			59,984

SOVEREIGN ISSUES 3.3%
Argentina Government International Bond
0.750% due 07/09/2030 þ		2,782	691
1.000% due 07/09/2029		669	185
3.500% due 07/09/2041 þ		5,955	1,545
3.625% due 07/09/2035 þ		3,003	718
3.625% due 07/09/2046 þ		115	29
4.250% due 01/09/2038 þ		10,995	3,235
15.500% due 10/17/2026	ARS	53,560	13
Autonomous City of Buenos Aires
115.688% (BADLARPP + 3.750%) due 02/22/2028 ~		22,091	28
116.492% (BADLARPP + 3.250%) due 03/29/2024 ~		90,469	123
Dominican Republic Central Bank Notes
13.000% due 12/05/2025	DOP	128,800	2,372
13.000% due 01/30/2026		133,500	2,464
Dominican Republic International Bond
11.250% due 09/15/2035		73,300	1,328
13.625% due 02/03/2033		16,900	351
Ghana Government International Bond
6.375% due 02/11/2027 ^(d)		$600	268
7.875% due 02/11/2035 ^(d)		600	269
8.750% due 03/11/2061 ^(d)		200	86
Provincia de Buenos Aires 105.742% due 04/12/2025	ARS	136,752	157
Republic of Greece Government International Bond
2.000% due 04/22/2027	EUR	314	314
3.900% due 01/30/2033		693	714
4.000% due 01/30/2037		543	545
4.200% due 01/30/2042		678	669
Romania Government International Bond
5.500% due 09/18/2028		900	944
6.375% due 09/18/2033		900	938
Russia Government International Bond 1.125% due 11/20/2027 ^(d)		100	46
Ukraine Government International Bond 4.375% due 01/27/2032 ^(d)		1,054	267
Venezuela Government International Bond
8.250% due 10/13/2024 ^(d)		$28	3
9.250% due 09/15/2027 ^(d)		308	31

Total Sovereign Issues (Cost $28,975)			18,333

		SHARES
COMMON STOCKS 5.9%
COMMUNICATION SERVICES 0.3%
Clear Channel Outdoor Holdings, Inc. (e)		531,903	840
iHeartMedia, Inc. 'A' (e)		126,306	399
iHeartMedia, Inc. 'B' «(e)		98,039	279
Promotora de Informaciones SA (e)		454,519	176

			1,694

CONSUMER DISCRETIONARY 0.0%
Steinhoff International Holdings NV «(e)(j)		21,355,522	0

ENERGY 0.0%
Axis Energy Services 'A' «(j)		1,070	35

FINANCIALS 1.2%
Banca Monte dei Paschi di Siena SpA (e)		687,000	1,754
Intelsat Emergence SA «(e)(j)		173,216	4,644

			6,398

INDUSTRIALS 2.6%
Drillco Holding Lux SA «(e)		18,411	483
Drillco Holding Lux SA «(e)(j)		44,232	1,161
Neiman Marcus Group Ltd. LLC «(e)(j)		73,491	9,993
Syniverse Holdings, Inc. «(j)		1,957,947	1,772
Voyager Aviation Holdings LLC «(e)		995	0
Westmoreland Mining Holdings «(e)(j)		50,075	576

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2023 (Unaudited)

Westmoreland Mining LLC «(e)(j)		50,516	328

			14,313

UTILITIES 1.8%
West Marine New «(e)(j)		2,500	26
Windstream Units «(e)		493,740	9,827

			9,853

Total Common Stocks (Cost $32,661)			32,293

RIGHTS 0.0%
INDUSTRIALS 0.0%
Intelsat Jackson Holdings SA - Exp. 12/05/2025 «(e)		18,343	171

Total Rights (Cost $0)			171

WARRANTS 0.0%
FINANCIALS 0.0%
Intelsat Emergence SA - Exp. 02/17/2027 «		605	2

INDUSTRIALS 0.0%
Intelsat Jackson Holdings SA - Exp. 12/05/2025 «		18,118	168

UTILITIES 0.0%
West Marine - Exp. 09/08/2028 «		324	0

Total Warrants (Cost $4,161)			170

PREFERRED SECURITIES 2.4%
BANKING & FINANCE 2.4%
AGFC Capital Trust 7.320% (US0003M + 1.750%) due 01/15/2067 ~(l)		2,300,000	1,217
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(i)		70,000	60
Compeer Financial ACA 4.875% due 08/15/2026 •(i)(l)		1,600,000	1,448
Farm Credit Bank of Texas 5.700% due 09/15/2025 •(i)		1,000,000	938
Stichting AK Rabobank Certificaten 6.500% due 12/29/2049 þ(i)(l)		10,020,000	9,761
SVB Financial Group
4.000% due 05/15/2026 ^(d)(i)		200,000	8
4.250% due 11/15/2026 ^(d)(i)		100,000	4
4.700% due 11/15/2031 ^(d)(i)		171,000	6

			13,442

INDUSTRIALS 0.0%
Voyager Aviation Holdings LLC 9.500% «		5,971	0

Total Preferred Securities (Cost $20,425)			13,442

REAL ESTATE INVESTMENT TRUSTS 0.6%
REAL ESTATE 0.6%
CBL & Associates Properties, Inc.		2,634	55
Uniti Group, Inc.		177,493	838
VICI Properties, Inc.		77,566	2,257

Total Real Estate Investment Trusts (Cost $1,488)			3,150

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 15.0%
REPURCHASE AGREEMENTS (k) 14.8%			81,562

ARGENTINA TREASURY BILLS 0.1%
63.402% due 10/18/2023 - 11/23/2023 (f)(g)(h)	ARS	271,845	370

U.S. TREASURY BILLS 0.1%
5.352% due 10/05/2023 (f)(g)		$511	511

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2023 (Unaudited)

Total Short-Term Instruments (Cost $82,582)	82,443

Total Investments in Securities (Cost $820,110)	694,702

Total Investments 126.0% (Cost $820,110)	$694,702
Financial Derivative Instruments (m)(n) 0.4%(Cost or Premiums, net $(11,272))	2,264
Auction-Rate Preferred Shares (2.4)%	(12,975)
Other Assets and Liabilities, net (24.0)%	(132,607)

Net Assets Applicable to Common Shareholders 100.0%	$551,384

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2023 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders

Axis Energy Services 'A'	07/01/2021	$16	$35	0.01%
Drillco Holding Lux SA	06/08/2023	886	1,161	0.21
Intelsat Emergence SA	06/19/2017 - 07/03/2023	12,540	4,644	0.84
Neiman Marcus Group Ltd. LLC	09/25/2020	2,408	9,993	1.81
Steinhoff International Holdings NV	06/30/2023	0	0	0.00
Syniverse Holdings, Inc. 12.500%	05/12/2022 - 05/31/2023	1,923	1,772	0.32
West Marine New	09/12/2023	36	26	0.01
Westmoreland Mining Holdings	12/08/2014 - 10/19/2016	1,442	576	0.10
Westmoreland Mining LLC	06/30/2023	335	328	0.06

$19,586	$18,535	3.36%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(k)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

BPS	5.370%	10/02/2023	10/03/2023	$33,400	U.S. Treasury Notes 2.250% due 04/30/2024	$(46,838)	$33,400	$33,400
BSN	5.340	09/29/2023	10/02/2023	45,900	U.S. Treasury Notes 2.750% due 05/15/2025	(34,093)	45,900	45,920
FICC	2.600	09/29/2023	10/02/2023	2,262	U.S. Treasury Notes 0.250% due 08/31/2025	(2,307)	2,262	2,262

Total Repurchase Agreements	$(83,238)	$81,562	$81,582

REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements

BMO	5.660%	09/22/2023	11/20/2023	$(577)	$(578)
BOS	5.810	07/11/2023	10/10/2023	(1,193)	(1,209)
BPS	4.176	08/22/2023	11/23/2023	EUR	(499)	(530)
4.248	09/11/2023	12/11/2023	(1,497)	(1,586)

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2023 (Unaudited)

4.255	09/22/2023	12/22/2023	(2,381)	(2,520)
4.380	09/20/2023	TBD(3)	(319)	(337)
5.500	08/07/2023	10/10/2023	$(5,376)	(5,422)
5.650	02/10/2023	10/17/2023	(1,458)	(1,512)
5.720	07/14/2023	10/13/2023	(1,936)	(1,960)
6.010	09/18/2023	03/14/2024	(7,240)	(7,257)
6.030	07/31/2023	01/29/2024	(6,658)	(6,728)
6.080	07/21/2023	01/17/2024	(1,738)	(1,760)
BRC	4.250	09/11/2023	12/11/2023	EUR	(7,758)	(8,222)
4.250	09/20/2023	TBD(3)	(205)	(217)
BYR	5.780	09/27/2023	11/28/2023	$(1,440)	(1,441)
5.940	09/20/2023	11/20/2023	(6,449)	(6,461)
6.010	09/08/2023	03/06/2024	(2,052)	(2,060)
CDC	5.820	10/03/2023	01/02/2024	(1,121)	(1,121)
5.880	07/28/2023	01/24/2024	(3,227)	(3,262)
5.900	07/05/2023	10/03/2023	(2,181)	(2,213)
5.900	08/14/2023	10/03/2023	(1,904)	(1,919)
5.990	10/03/2023	01/02/2024	(2,910)	(2,910)
6.000	09/26/2023	01/08/2024	(426)	(427)
6.010	09/07/2023	01/08/2024	(3,795)	(3,811)
6.010	09/11/2023	01/10/2024	(8,084)	(8,112)
6.010	09/15/2023	01/12/2024	(1,405)	(1,409)
6.010	09/29/2023	01/29/2024	(455)	(456)
6.130	07/28/2023	01/24/2024	(2,198)	(2,223)
6.130	09/26/2023	01/24/2024	(426)	(427)
IND	5.980	08/03/2023	02/05/2024	(3,990)	(4,030)
6.020	08/07/2023	02/07/2024	(3,612)	(3,646)
MBC	4.200	09/01/2023	TBD(3)	EUR	(354)	(375)
MEI	4.300	08/10/2023	11/10/2023	(1,662)	(1,769)
RCY	6.110	09/15/2023	03/18/2024	$(2,210)	(2,216)
SOG	5.620	04/12/2023	10/12/2023	(5,814)	(5,971)
5.830	08/04/2023	10/11/2023	(976)	(985)
5.830	08/07/2023	10/11/2023	(1,542)	(1,556)
5.840	08/09/2023	10/16/2023	(2,319)	(2,340)
5.880	08/04/2023	10/24/2023	(520)	(525)
5.950	08/03/2023	12/04/2023	(2,633)	(2,659)
6.020	05/12/2023	11/13/2023	(2,672)	(2,734)
6.030	07/24/2023	01/24/2024	(483)	(488)
6.030	08/08/2023	01/24/2024	(2,000)	(2,019)
6.070	09/26/2023	02/22/2024	(853)	(854)
TDM	5.720	09/22/2023	11/24/2023	(2,323)	(2,327)
UBS	4.100	06/08/2023	TBD(3)	EUR	(6,515)	(6,974)
4.275	09/22/2023	12/22/2023	(1,982)	(2,098)

Total Reverse Repurchase Agreements	$(121,656)

(l)	Securities with an aggregate market value of $133,901 and cash of $1,729 have been pledged as collateral under the terms of master agreements as of September 30, 2023.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2023 was $(101,343) at a weighted average interest rate of 5.259%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(m)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2023(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Jaguar Land Rover Automotive	5.000%	Quarterly	12/20/2026	4.353%	EUR	3,363	$123	$(52)	$71	$0	$(7)

INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	7,800	$757	$1,732	$2,489	$32	$0
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033	2,800	311	344	655	13	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052	1,600	328	782	1,110	16	0

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2023 (Unaudited)

Pay	1-Day USD-SOFR Compounded-OIS	2.750	Maturity	12/19/2023		$64,000	(76)	(405)	(481)	0	(15)
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024		21,800	(1)	597	596	0	(2)
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		11,000	1	302	303	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	2.750	Semi-Annual	06/17/2025		75,590	1,167	(4,475)	(3,308)	1	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		1,700	1	77	78	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	12/15/2026		56,800	(704)	6,703	5,999	0	(31)
Pay	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	12/20/2027		44,900	172	(3,993)	(3,821)	45	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2027		32,300	(2,862)	(902)	(3,764)	31	0
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		19,200	(257)	(784)	(1,041)	23	0
Receive	1-Day USD-SOFR Compounded-OIS	1.370	Semi-Annual	08/25/2028		16,898	(5)	2,501	2,496	0	(16)
Pay(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		84,700	740	(2,825)	(2,085)	124	0
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2029		68,300	2,437	(8,033)	(5,596)	83	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		118,700	(12,228)	(5,444)	(17,672)	139	0
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031		57,200	3,442	10,771	14,213	0	(74)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/15/2031		36,100	(505)	7,338	6,833	0	(49)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		23,900	(3,269)	(1,394)	(4,663)	38	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Semi-Annual	06/19/2044		93,400	(2,328)	(10,347)	(12,675)	319	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050		8,300	(57)	3,220	3,163	0	(25)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050		14,500	(35)	6,132	6,097	0	(41)
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050		15,100	(58)	6,087	6,029	0	(44)
Receive	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	03/12/2050		10,800	(33)	3,666	3,633	0	(34)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	12/15/2051		10,900	775	(4,957)	(4,182)	34	0
Receive	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/01/2052		76,450	(1,210)	34,752	33,542	0	(227)
Receive	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053		8,000	755	1,022	1,777	0	(32)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	7,600	188	(292)	(104)	0	(4)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	8,700	159	1,713	1,872	0	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		6,200	583	991	1,574	4	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		2,600	225	1,110	1,335	0	(7)
Receive(5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		15,300	192	951	1,143	0	(47)

							$(11,395)	$46,940	$35,545	$902	$(650)

Total Swap Agreements							$(11,272)	$46,888	$35,616	$902	$(657)

Cash of $18,249 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2023.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(n)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2023 (Unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	10/2023	AUD	58	$38	$0	$0
10/2023	GBP	616	764	13	0
11/2023	$213	PEN	791	0	(4)
BPS	10/2023	EUR	1,776	$1,895	18	0
10/2023	$64,007	EUR	60,381	1	(171)
11/2023	CAD	2,970	$2,217	29	0
11/2023	EUR	58,245	61,798	142	0
CBK	10/2023	BRL	2,662	532	2	0
10/2023	GBP	3,640	4,541	100	0
10/2023	$548	BRL	2,662	0	(19)
11/2023	BRL	2,669	$547	19	0
11/2023	CAD	202	150	2	0
GLM	10/2023	$115	MXN	1,983	0	(1)
11/2023	DOP	20,680	$363	0	0
11/2023	$533	BRL	2,675	0	(4)
01/2024	DOP	150,368	$2,640	28	0
02/2024	38,598	671	2	0
MBC	10/2023	EUR	58,601	63,345	1,390	0
10/2023	GBP	8,927	11,230	338	0
10/2023	$343	EUR	320	0	(5)
RBC	11/2023	CAD	22	$16	0	0
SCX	11/2023	$344	EUR	324	0	(1)
SSB	10/2023	BRL	2,663	$548	18	0
TOR	10/2023	$16,015	GBP	13,183	70	0
11/2023	CAD	87	$65	1	0
11/2023	GBP	13,183	16,018	0	(70)
UAG	10/2023	AUD	111	71	0	0

Total Forward Foreign Currency Contracts	$2,173	$(275)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2023(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

DUB	Eskom «	4.650%	Quarterly	06/30/2029	0.033%	$2,700	$0	$121	$121	$0

Total Swap Agreements	$0	$121	$121	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of September 30, 2023 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2023

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2023 (Unaudited)

Investments in Securities, at Value
Loan Participations and Assignments	$679	$182,564	$23,298	$206,541
Corporate Bonds & Notes
Banking & Finance	0	54,084	3,888	57,972
Industrials	0	115,898	0	115,898
Utilities	0	18,036	0	18,036
Convertible Bonds & Notes
Industrials	0	2,060	0	2,060
Municipal Bonds & Notes
California	0	432	0	432
Illinois	0	18	0	18
Puerto Rico	0	8,559	0	8,559
West Virginia	0	3,504	0	3,504
U.S. Government Agencies	0	6,886	4,436	11,322
Non-Agency Mortgage-Backed Securities	0	60,003	371	60,374
Asset-Backed Securities	0	56,101	3,883	59,984
Sovereign Issues	0	18,333	0	18,333
Common Stocks
Communication Services	1,415	0	279	1,694
Energy	0	0	35	35
Financials	1,754	0	4,644	6,398
Industrials	0	0	14,313	14,313
Utilities	0	0	9,853	9,853
Rights
Industrials	0	0	171	171
Warrants
Financials	0	0	2	2
Industrials	0	0	168	168
Preferred Securities
Banking & Finance	0	13,442	0	13,442
Real Estate Investment Trusts
Real Estate	3,150	0	0	3,150
Short-Term Instruments
Repurchase Agreements	0	81,562	0	81,562
Argentina Treasury Bills	0	370	0	370
U.S. Treasury Bills	0	511	0	511

Total Investments	$6,998	$622,363	$65,341	$694,702

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	902	0	902
Over the counter	0	2,173	121	2,294

$0	$3,075	$121	$3,196
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(657)	0	(657)
Over the counter	0	(275)	0	(275)

$0	$(932)	$0	$(932)

Total Financial Derivative Instruments	$0	$2,143	$121	$2,264

Totals	$6,998	$624,506	$65,462	$696,966

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2023:
Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases (1)	Net Sales/Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2023 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$51,338	$3,503	$(11,686)	$331	$88	$(2,465)	$54	$(17,865)	$23,298	$686
Corporate Bonds & Notes
Banking & Finance	0	0	0	0	0	0	3,888	0	3,888	0
Utilities(3)	691	0	0	1	0	44	0	(736)	0	0
U.S. Government Agencies	4,405	0	(19)	5	6	39	0	0	4,436	37
Non-Agency Mortgage-Backed Securities	378	6	(15)	3	2	(3)	0	0	371	0
Asset-Backed Securities	4,684	0	(1)	7	0	(807)	0	0	3,883	(807)
Common Stocks
Communication Services	321	0	0	0	0	(42)	0	0	279	(42)
Energy	32	0	0	0	0	3	0	0	35	3
Financials	3,975	0	0	0	0	669	0	0	4,644	669

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2023 (Unaudited)

Industrials	15,132	0	0	0	0	(819)	0	0	14,313	(417)
Utilities	0	4,130	0	0	0	5,723	0	0	9,853	5,723
Rights
Industrials	87	0	0	0	0	84	0	0	171	84
Warrants
Financials(4)	1	0	0	0	0	1	0	0	2	1
Industrials	131	0	0	0	0	37	0	0	168	37
Information Technology	7,559	0	(4,093)	0	0	(3,466)	0	0	0	0
Preferred Securities
Industrials	1,440	0	0	0	0	(1,440)	0	0	0	(1,440)

	$90,174	$7,639	$(15,814)	$347	$96	$(2,442)	$3,942	$(18,601)	$65,341	$4,534
Financial Derivative Instruments - Assets
Over the counter	$116	$33	$0	$0	$0	$(28)	$0	$0	$121	$5

Totals	$90,290	$7,672	$(15,814)	$347	$96	$(2,470)	$3,942	$(18,601)	$65,462	$4,539

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
								(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 09/30/2023	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$13,348	Comparable Companies			EBITDA Multiple		X/X	11.000/10.000	—
		4,885	Discounted Cash Flow			Discount Rate			26.560	—
		3,481	Recent Transaction			Purchase Price			98.000 – 98.250	98.078
		1,584	Third Party Vendor			Broker Quote			72.500 – 98.250	91.301
Corporate Bonds & Notes
Banking & Finance		3,888	Expected Recovery			Recovery Rate			54.375	—
U.S. Government Agencies		4,436	Discounted Cash Flow			Discount Rate			13.000	—
Non-Agency Mortgage-Backed Securities		371	Fair Valuation of Odd Lot Positions			Adjusted Factor			2.500	—
Asset-Backed Securities		3,867	Discounted Cash Flow			Discount Rate			10.000 – 20.000	16.801
		16	Fair Valuation of Odd Lot Positions			Adjusted Factor			2.500	—
Common Stocks
Communication Services		279	Reference Instrument			Stock Price w/Liquidity Discount			10.000	—
Energy		35	Comparable Multiple			EBITDA Multiple		X	3.740	—
Financials		4,644	Indicative Market Quotation/ Comparable Companies			Broker Quote/EBITDA Multiple		$/X	22.500/4.000	—
Industrials		9,993	Comparable Companies/Discounted Cash Flow			Revenue Multiple/EBITDA Multiple/Discount Rate		X/X /%	0.530/5.780/10.500	—
		1,772	Discounted Cash Flow			Discount Rate			15.620	—
		2,548	Indicative Market Quotation			Broker Quote			$6.500 – 26.250	20.373
Utilities		9,827	Comparable Multiple			EBITDA Multiple		X	5.000	—
		26	Comparable Companies			Revenue Multiple		X/X	0.550/0.550	—
Rights
Industrials		171	Discounted Cash Flow			Discount Rate			2.750	—
Warrants
Financials		2	Option Pricing			Volatility			40.000	—
Industrials		168	Discounted Cash Flow			Discount Rate			2.750	—
Financial Derivative Instruments - Assets
Over the counter		121	Indicative Market Quotation			Broker Quote			3.271	—

Total		$65,462

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)									Sector type updated from Banking & Finance to Utilities since prior fiscal year end.
(4)									Sector type updated from Industrials to Financials since prior fiscal year end.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

Notes to Financial Statements (Cont.)

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds, and short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Notes to Financial Statements (Cont.)

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2023, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BMO	BMO Capital Markets Corporation	CDC	Natixis Securities Americas LLC	RCY	Royal Bank of Canada
BOA	Bank of America N.A.	DUB	Deutsche Bank AG	SCX	Standard Chartered Bank, London
BOS	BofA Securities, Inc.	FICC	Fixed Income Clearing Corporation	SOG	Societe Generale Paris
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	TDM	TD Securities (USA) LLC
BSN	The Bank of Nova Scotia - Toronto	MBC	HSBC Bank Plc	TOR	The Toronto-Dominion Bank
BYR	The Bank of Nova Scotia - Toronto	MEI	Merrill Lynch International	UAG	UBS AG Stamford
CBK	Citibank N.A.	RBC	Royal Bank of Canada	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	DOP	Dominican Peso	MXN	Mexican Peso
AUD	Australian Dollar	EUR	Euro	PEN	Peruvian New Sol
BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar
CAD	Canadian Dollar

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR01M	1 Month USD-LIBOR	SOFR	Secured Overnight Financing Rate
EUR001M	1 Month EUR Swap Rate	LIBOR03M	3 Month USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate
EUR003M	3 Month EUR Swap Rate	LIBOR06M	6 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	OIS	Overnight Index Swap
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind
BABs	Build America Bonds	DAC	Designated Activity Company	TBD	To-Be-Determined
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate